UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 7, 2007

Goal Capital Funding Trust 2007-1

Goal Capital Funding, LLC

Goal Financial, LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-132039 333-132039-02	20-3289538 26-0191360
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

9477 Waples Street, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 320-6799

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 7, 2007, Goal Capital Funding Trust 2007-1 (the “Issuing Entity”) publicly issued U.S. $237,000,000 of Class A-1 Three-Month LIBOR plus 0.02% Student Loan Asset-Backed Notes due on June 25, 2021, U.S. $155,000,000 Class A-2 Three-Month LIBOR plus 0.06% Student Loan Asset-Backed Notes due on March 25, 2024, U.S. $279,000,000 Class A-3 Three-Month LIBOR plus 0.09% Student Loan Asset-Backed Notes due on September 25, 2028, U.S. $331,000,000 Class A-4 Three-Month LIBOR plus 0.12% Student Loan Asset-Backed Notes due on March 25, 2036, U.S. $118,000,000 Class A-5 Three-Month LIBOR plus 0.16% Student Loan Asset-Backed Notes due on March 25, 2042 (the “Class A-5 Notes”), U.S. $45,000,000 Class B-1 Auction Rate Student Loan Asset-Backed Notes due on March 25, 2042 and U.S. $35,000,000 Class C-1 Three-Month LIBOR plus 0.40% Student Loan Asset-Backed Notes due on June 25, 2042 (collectively, the “Notes”) pursuant to a registration statement (No. 333-132039) declared effective on May 5, 2006. The lead managers for the issuance of the Notes were Banc of America Securities LLC, and Deutsche Bank Securities Inc. (the “Lead Managers”) and the co-managers were Barclays Capital Inc. and J.P. Morgan Securities Inc. (the “Co-Managers”). Goal Capital Funding, LLC (the “Registrant”) paid the underwriters a fee of U.S. $2,522,900 in connection with the sale of the Notes. The net proceeds from the sale of the Notes (the “Proceeds”), which amounted to U.S. $1,197,477,100, were deposited into various accounts of the Issuing Entity, as further described in the prospectus relating to the Notes. Certain of the Proceeds were used to purchase from the Registrant a pool of student loans made under the Federal Family Education Loan Program by one or more affiliates of Goal Financial, LLC (the “Sponsor”), which constitute the receivables included in the assets of the Issuing Entity. The Registrant acquired such receivables from Higher Education Funding II, LLC (“HEF II”) and Higher Education Funding III, LLC (“HEF III”), which are affiliates of the Sponsor. Certain of the Proceeds were and will be used to pay expenses relating to the issuance of the Notes, estimated to be $1,500,000, and general expenses relating to the Issuing Entity.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

2

Exhibit No.	Document Description
1.1	Underwriting Agreement dated May 31, 2007 among the Registrant, the Sponsor, each of the Lead Managers and the Co-Managers.

4.1	Amended and Restated Trust Agreement dated as of June 7, 2007 between the Registrant and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”).

4.2	Indenture of Trust dated as of June 7, 2007 between the Issuing Entity and The Bank of New York Trust Company, N.A. (“BNYTC”), as trustee (in such capacity, the “Indenture Trustee”) and as eligible lender trustee for the Issuing Entity (in such capacity, the “Issuing Entity ELT”).

10.1	Loan Purchase Agreement dated as of June 7, 2007 among the Registrant, the Issuing Entity, BNYTC, as the eligible lender trustee for the Registrant (the “Registrant ELT”), and the Issuing Entity ELT.

10.2	Administration Agreement dated as of June 7, 2007 among the Issuing Entity, the Indenture Trustee, the Issuing Entity ELT, the Delaware Trustee and the Administrator.

10.3	Verification Agent Agreement dated as of June 7, 2007 among the Issuing Entity, the Administrator and BNYTC, as verification agent.

10.4	Eligible Lender Trust Agreement dated as of June 7, 2007 between the Issuing Entity and the Issuing Entity ELT.

10.5	Student Loan Servicing Agreement dated as of June 7, 2007 between the Issuing Entity and Great Lakes Educational Loan Services, Inc. (the “Great Lakes Servicer”).

10.6	Federal FFEL Servicing Agreement dated as of June 7, 2007 between the Issuing Entity and ACS Education Services, Inc.

10.7	Guarantee Agreement dated as of June 7, 2007 between Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance (“ASA”) and the Issuing Entity ELT and Certificate of Comprehensive Insurance dated June 7, 2007 by ASA.

10.8	Student Loan Guaranty dated June 7, 2007 between Great Lakes Higher Education Guaranty Corporation (the “Great Lakes Guarantee Agency”) and the Issuing Entity ELT.

3

10.9	Agreement for Payment on Guarantee of Consolidation Loans with Federal Reinsurance, Agreement for Payment on
Guarantee of Student Loans with Federal Reinsurance and Certificate of Comprehensive Guarantee for Consolidation
Loans (collectively, the “ECMC Guarantee Agreement”) dated June 7, 2007 between the Registrant ELT and Educational
Credit Management Corporation (“ECMC”).

10.10	ECMC Guarantee Agreement dated June 7, 2007 between the Issuing Entity ELT and ECMC.

10.11	Assignment Agreement dated as of June 7, 2007 among HEF II, the Registrant, BNYTC, as eligible lender trustee for HEF II, and the Registrant ELT.

10.12	Assignment Agreement dated as of June 7, 2007 among HEF III, the Registrant, BNYTC, as eligible lender trustee for HEF III, and the Registrant ELT.

10.13	Student Loan Repurchase Agreement dated as of June 7, 2007 between the Issuing Entity and Goal Financial, LLC.

10.14	Confirmation dated as of June 7, 2007 between the Issuing Entity and the Swap Counterparty.

10.15	Credit Support Annex dated as of June 7, 2007 between the Issuing Entity and Bank of America, N.A. (the “Swap Counterparty”).

99.1	General Certificate of the Great Lakes Servicer dated June 7, 2007.

99.2	General Certificate of the Great Lakes Guarantee Agency dated June 7, 2007.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Goal Capital Funding, LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 13, 2007	GOAL CAPITAL FUNDING, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Chief Financial Officer, Secretary and Head of Securitization